Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

(the “Funds”)

Supplement dated March 26, 2021 to the Funds’ Statement of Additional Information dated February 1, 2021, as may be revised or supplemented from time to time.

Effective immediately, the second paragraph in the sub-section “Transfer Agency Expenses” within the section “Investment Advisory and Other Services” is amended and restated as follows:

Natixis Advisors has given a binding contractual undertaking to reimburse the Class N shares of the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and the Loomis Sayles Small/Mid Cap Growth Fund for any and all transfer agency expenses attributable to accounts admitted to Class N via a Prospectus provision that allows the Distributor, at its sole discretion, to waive the investment minimum for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account. Such reimbursement will be in effect during the period July 1, 2019 (October 1, 2019 for the Loomis Sayles Small/Mid Cap Growth Fund) to June 30, 2021 and may be terminated before then only with the consent of the Board.